NEUBERGER & BERMAN EQUITY ASSETS
                      Supplement dated September 9, 1997 to
            Statement of Additional Information dated March 31, 1997

                             INVESTMENT INFORMATION

The sections regarding the investment programs and managers of the Portfolios (pages 6 - 9) are revised to read as follows:

NEUBERGER & BERMAN MANHATTAN PORTFOLIO

         Neuberger & Berman Manhattan Portfolio's objective is capital appreciation without regard for income. The Portfolio differs from other Neuberger & Berman Funds(Registered Trademark) because its style is growth. This means investing in sectors which have been growing faster than the overall economy and in companies which have been growing faster than their overall industries. The Portfolio managers seek to find stocks of companies reporting surprisingly good earnings compared with consensus expectations yet stocks the managers believe trade at reasonable valuations relative to their projected growth rates. The stocks in the Portfolio will have a higher historic price earnings ratio versus the overall market but the portfolio managers believe that the stocks will trade at a more reasonable valuation relative to projected earnings.

NEUBERGER & BERMAN GENESIS PORTFOLIO

         The predecessor of Neuberger & Berman Genesis Fund (which, like Neuberger & Berman Genesis Trust, invests all of its net investable assets in Neuberger & Berman Genesis Portfolio) was established in 1988. A fund dedicated primarily to small-capitalization stocks (companies with total market value of outstanding common stock of up to $1.5 billion at the time the Portfolio invests), Neuberger & Berman Genesis Portfolio is devoted to the same value principles as most of the other equity funds managed by N&B Management. The Portfolio is comprised of what the portfolio co-managers believe are small-cap stocks with solid earnings today, not just promises for tomorrow.

         Many people think that small-capitalization stock funds are predominantly invested in high-risk companies. That is not necessarily the case. Neuberger & Berman Genesis Portfolio looks for the same fundamentals in small-capitalization stocks as other Portfolios look for in stocks of larger companies. The portfolio co-managers stick to the areas they understand. They look for the most persistent earnings growth at the lowest multiple, as well as for well-established companies with entrepreneurial management and sound finances. Also considered are catalysts to exposing value, such as management changes and new product lines. Often, these are firms that have suffered temporary setbacks or undergone a restructuring.

         Neuberger & Berman Genesis Portfolio's motto is "boring is beautiful." Instead of investing in trendy, high-priced stocks that tend to hurt shareholders on the downside, the Portfolio looks for little-known, solid, growing companies whose stocks the managers believe are wonderful bargains.

AN INTERVIEW WITH THE CO-PORTFOLIO MANAGER

         Q: If I already own a large-cap stock fund, why should I consider investing in a small-cap fund as well?

         A: Look at how fast a sapling grows compared to, say, a mature tree. Much of the same can be true about companies. It's possible for a smaller company to grow 50% faster than an IBM or a Coca-Cola.

         So, many small-cap stocks offer superior growth potential. Consider the cereal you eat, the detergent you use, the coffee you drink -- and imagine if you had invested in these products BEFORE they became household names. If you had invested only in the blue-chip companies of the day, you would have missed out on these opportunities.

         Of course, we're not advocating investing in a portfolio consisting only of small-cap stock funds. It pays to diversify. Let's look back about 25 years. While past performance cannot indicate future performance, small-cap stocks outperformed larger-cap stocks 16 out of the 25 years from 1971 to 1996, which means larger-cap stocks did better the rest of the time.1/

         Q: Neuberger & Berman Genesis Trust is classified as a "small-cap value fund." To many people, "small-cap value" is an oxymoron. Can you clarify the Portfolio's investment approach?

         A: We understand the confusion. After all, a lot of people equate "small-cap" with "growth." They also equate "value" with "cheap." At Neuberger & Berman Genesis Portfolio, we're 100% behind finding GROWING small-cap companies -- what we believe are highly profitable companies with solid records and promising futures. So where do we part company with managers who follow a "small-cap growth" style? It comes down to how much growth and at what price. Small-cap growth investors seem willing to pay a premium for vastly superior growth. This results in two problems: a) growth tends to be discounted by the premium valuations, and b) the growth expectations are so high as to be unsustainable. We believe superior yet more stable returns can be purchased at





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1/ Results are on a total return basis and include reinvestment of all dividends and capital gain distributions. Small-cap stocks are represented by the fifth capitalization quintile of stocks on the NYSE from 1971 to 1981 and performance of the Dimensional Fund Advisors (DFA) Small Company Fund from 1982 to 1996. Larger-cap stocks are represented by the S&P "500" Index, an unmanaged group of stocks. Please note that indices do not take into account any fees or expenses of investing in the individual securities that they track. Data about these indices are prepared or obtained by N&B Management. The Portfolio may invest in many securities not included in the above-described indices. Source: STOCKS,
BONDS,  BILL  AND  INFLATION  1996  YEARBOOKTM,   Ibbotson  Associates,  Chicago
(annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

significant discounts. They may be found in mundane, perhaps even boring, industries. Remember, the same glamorous appeal that attracts so many growth investors also attracts competitors.

         In that respect, we're "value" managers. Yet we'd like to make this point clear: Low price-to-earnings multiples, in and of themselves, cannot justify a "buy" decision. When we search for growing, high-quality small-cap companies selling at what we feel are bargain prices, we ask ourselves: Is the company cheap for a good reason? Or, does it have the financial muscle and the management talent to make it into the big leagues?

         Q: Let's turn to specifics. What criteria are used to decide which small-cap companies make the cut -- and which ones don't?

         A: Over the years, we've seen hundreds of small-cap companies that flourished and just as many that failed to deliver on their early promises. What made the difference? While every case is unique, here are a few important traits of the winners.

         First of all, a successful small-cap company normally produces high returns. In practice, this means the business has a number of barriers to entry. Perhaps the company has a technology that's hard to duplicate. Or maybe it can make a product at a substantially lower cost than anyone else. Unlike most businesses, it has an advantage that allows it to continue earning above-market returns.

         In addition to having a competitive edge, a successful small-cap company should generate healthy cash flow. With excess cash, a company has the ability to finance its own growth without diluting the ownership stake of existing stockholders by issuing more shares.

         No small-cap company can grow without having the right people on board. That's why we spend so much time meeting the CEOs and CFOs of small-cap companies. While we question the managers about future plans and strategies, we spend as much time evaluating them as people. Do they seem honest and capable? Or do they puff up their case? Making portfolio decisions is a lot about making character judgments -- who has the stuff to manage a growing company, and who doesn't.

         THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.

         This Supplement supersedes the Supplement dated July 31, 1997.